Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Executive Officer

In connection with the Quarterly Report of Tradequest International, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending June 30, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Johnson, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2003               /s/ Peter Johnson
-------------------              -----------------------------------
                                 Peter Johnson
                                 Chief Executive Officer

Certification of Chief Financial Officer

In connection with the Quarterly Report of Tradequest International, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Johnson, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2003               /s/ Peter Johnson
-------------------              -----------------------------------
                                 Peter Johnson
                                 Chief Financial Officer